                                                                   Exhibit 10.57

January 5, 2001

Bank One, Colorado, N.A.
 as Letter of Credit Custodian
1125 17th Street, 4th Floor
Denver, Colorado 80202

      Re:   Our Irrevocable Letter of Credit No. SM415468C
            Amount: $5,999,683.00 U.S. Funds

Ladies and Gentlemen:

      We hereby establish, at the request and for the account of Crescent Sleep Products Company, a Delaware corporation (the "Borrower"), in your favor as Letter of Credit Custodian as defined in the Trust Indenture dated as of September 1, 1999 (the "Indenture"), between The Guilford County Industrial Facilities and Pollution Control Financing Authority (the "Issuer") and U.S. Bank Trust National Association, as trustee (the "Trustee"), pursuant to which the Issuer has issued its Industrial Development Revenue Bonds (Crescent Sleep Products Company Project), Series 1999 (the "Bonds"), our Irrevocable Letter of Credit, numbered as indicated above, in the amount of and not to exceed Five Million Nine Hundred Ninety Nine Thousand Six Hundred Eighty Three and no/100 Dollars ($5,999,683.00) U.S. Funds (the "Stated Amount," which shall be decreased as hereinafter described), available to you by your sight draft or drafts drawn upon us for said amount or less, effective immediately.

      Each draft drawn under this Letter of Credit must:

      (1) be signed on your behalf;

      (2) bear on its face the clause, "drawn under First Union National Bank Irrevocable Letter of Credit No SM415468C dated January 5, 2001";

      (3) be accompanied by one or more of the following:

            (a) a certificate signed on your behalf in the form of Exhibit A hereto, appropriately completed (any drawing accompanied by such certificate is referred to as an "A Drawing"); or

            (b) a certificate signed on your behalf in the form of Exhibit B hereto, appropriately completed (any drawing accompanied by such a certificate is referred to as a "B Drawing"); or

Letter of Credit No. SM415468C
January 5, 2001
Page 2


            (c) a certificate signed on your behalf in the form of Exhibit C hereto, appropriately completed (any drawing accompanied by such a certificate is referred to as a "C Drawing"); or

            (d) a certificate signed on your behalf in the form of Exhibit D hereto, appropriately completed (any drawing accompanied by such a certificate is referred to as a "D Drawing"); or

            (e) a certificate signed on your behalf in the form of Exhibit E hereto, appropriately completed (any drawing accompanied by such a certificate is referred to as an "E Drawing").

      Drafts and drawing certificates which otherwise conform to the terms and conditions hereof shall be deemed to be properly presented if presented to us at the address, in the manner and on or before the appropriate time specified under SPECIAL CONDITIONS, paragraph 1.

      We hereby engage with the drawer that drafts drawn and negotiated in conformity with the terms of this Letter of Credit will be duly honored on presentation.

SPECIAL CONDITIONS:

      1. Time of Drawings. Demand for payment may be made by you under this Letter of Credit by original documentation or by tested telex, at any time during our business hours at our office located at 8739 Research Drive-URP4, Charlotte, North Carolina 28262 (Attention: Standby Letter of Credit Department) on a Business Day (as hereinafter defined). If demand for payment hereunder is received by us at or prior to 12:00 noon Charlotte, North Carolina time, on a Business Day, and provided that such demand for payment and the documents presented therewith conform to the terms and conditions hereof, we will make payment to you of the amount demanded by or before 12:00 noon Charlotte, North Carolina time, on the next succeeding Business Day; if any such demand for payment hereunder is received by us after 12:00 noon Charlotte, North Carolina time, on a Business Day we will make payment to you of the amount demanded on or before 12:00 noon Charlotte, North Carolina time on the second succeeding Business Day. "Business Day" means any day other than Saturday, Sunday, or a day on which you or banking institutions in Charlotte, North Carolina are required or authorized by law to close, or on which the New York Stock Exchange is closed.

      2. Method of Payment. Payments made under this Letter of Credit shall be made with our own funds in immediately available funds by Federal Reserve wire transfer or (at your option) in immediately available funds credited to an account designated by you which is maintained by you or by the Trustee with us.

      3. Amounts Available for Drawings. This Letter of Credit is issued in an aggregate amount of $5,999,683.00, of which $5,900,000.00 is available with respect to A Drawings and C Drawings, $90,683.00 is available with respect to B Drawings and D Drawings, and $9,000.00 is

Letter of Credit No. SM415468C
January 5, 2001
Page 3


available with respect to E Drawings, subject, in each case, to reduction as provided under GENERAL CONDITIONS, paragraph 1.

            4. Expiration. This Letter of Credit shall expire on the earliest to occur of the following dates:

            (i) January 5, 2002; provided, however, that the expiration date under this clause (i) shall be automatically extended without amendment for successive periods of one year each expiring on the day one (1) day prior to the anniversary, of the then existing expiration date, unless you receive notice from us in writing at the address set forth in the heading of this Letter of Credit, at least thirty days prior to the then existing expiration date, that the expiration of this Letter of Credit will not be extended and this Letter of Credit will not be renewed; or

            (ii) the date on which we receive your written certificate in the form of Exhibit F hereto appropriately completed, together with this Letter of Credit.

GENERAL CONDITIONS:

      1. Drawings; Reduction and Reinstatement of Stated Amount. Each drawing hereunder shall reduce by the amount of the drawing the amount available under this Letter of Credit; provided, that (i) the amount of any A Drawing and the amount of any B Drawing will be automatically and immediately reinstated into the available amount of this Letter of Credit, (ii) the amount of any D Drawing will be reinstated into the available amount of this Letter of Credit unless you, as Letter of Credit Custodian, receive from us notice in writing at the address set forth in the heading of this Letter of Credit, within ten Business Days after the drawing, that the amount drawn will not be reinstated, and (iii) the available amount for any Drawings shall also be reduced without reinstatement by the amount specified in, and upon our receipt of, a certificate signed on your behalf in the form of Exhibit F appropriately completed. The amount of any C or E Drawing will not be reinstated.

      2. Governing Law and Customs. To the extent not inconsistent with the express terms of this Letter of Credit, this Letter of Credit shall be governed by, and construed in accordance with, the International Standby Practices (1998) of the Institute of International Banking Law & Practice, International Chamber of Commerce Publication No. 590 ("ISP98"). As to matters not covered by the ISP98, this Letter of Credit shall be governed by the laws of the State of North Carolina, including, to the extent not inconsistent with the ISP98, the Uniform Commercial Code as in effect in the State of North Carolina.

      3. Transferability. This Letter of Credit is transferable in its entirety (but not in part) to any transferee who has succeeded you as Letter of Credit Custodian under the Indenture, or to the Trustee under the Indenture, and such transferred Letter of Credit may be successively transferred. If this Letter of Credit is transferred to the Trustee, all references to the Letter of Credit Custodian in this Letter of Credit and the certificates attached hereto shall be deemed to be references to the Trustee. Transfer of the available drawing(s) under this Letter of Credit to

Letter of Credit No. SM415468C
January 5, 2001
Page 4


such transferee shall be effected by the presentation to us of this Letter of Credit accompanied by the transfer form attached hereto as Exhibit H.

      4. Irrevocability. This Letter of Credit is irrevocable.

      5. Rescission of Draws. You may rescind a drawing under this Letter of Credit by notice to us, in the form of Exhibit I attached hereto, by original documentation or tested telex delivered to our office specified in Special Condition 1 above, or by telecopy to (704) 593-7937, Attn: IBD Standby Letters of Credit, in either case delivered to us by 11:00 a.m., Charlotte, North Carolina time on the Business Day on which we would be required to pay the drawing in question absent the notice of rescission.

      6. Complete Agreement. This Letter of Credit sets forth in full the terms of our undertaking. Reference in this Letter of Credit to other documents or instruments is for identification purposes only and such reference shall not modify or affect the terms hereof or cause such documents or instruments to be deemed incorporated herein.

                                        FIRST UNION NATIONAL BANK


                                        By _____________________________________
                                           Name_________________________________
                                           Title________________________________

             [Principal portion of purchase price of tendered Bonds]

                                    EXHIBIT A

                           CERTIFICATE FOR "A DRAWING"

Re:    First Union National Bank
       Letter of Credit No. SM415468C
       Dated: January 5, 2001

      The undersigned, a duly authorized officer of Bank One, Colorado, N.A. (the "Letter of Credit Custodian"), hereby certifies to First Union National Bank (the "Bank"), with reference to the Letter of Credit identified above, issued by the Bank in favor of the Letter of Credit Custodian, that:

      (1) The Letter of Credit Custodian is the Letter of Credit Custodian under the Indenture.

      (2) Pursuant to Section 13.02 of the Indenture, the Letter of Credit Custodian is drawing the amount of $ ___________ under the Letter of Credit with respect to payment of the portion of the purchase price of the "Bonds" (as defined in the Indenture) to be tendered or deemed tendered pursuant to Sections [2.02 or 4.01] and 4.04 of the Indenture equal to the principal amount of such Bonds.

      (3) That portion of the purchase price of the Bonds equal to the principal amount of such Bonds to be tendered or deemed tendered pursuant to Sections [2.02 or 4.01] and 4.04 of the Indenture is $ _____________ and the amount of the sight draft accompanying this Certificate does not exceed such portion of the purchase price of the Bonds. Such amount will not be paid to the Owners of such Bonds until such Bonds are tendered to the Tender Agent, as provided in
Section 4.04 of the Indenture.

      (4) The amount of the sight draft accompanying this Certificate does not exceed $5,900,000.00, which is the amount available on the date hereof to be drawn under the Letter of Credit in respect of A Drawings.

      (5) The Trustee is entitled to receive and will hold as agent for the Bank, and the Registrar will immediately register in the name of the Bank or its nominee, as required by Section 4.05 of the Indenture, Bonds (as defined in the Letter of Credit) in the principal amount of $____________________, which equals the amount set out in paragraph (3) above.

      (6) The amount of the sight draft accompanying this Certificate does not exceed the amount permitted to be drawn under the Letter of Credit in accordance with the Letter of Credit and the Indenture.

      (7) The amount of the sight draft accompanying this Certificate should be paid to U.S. Bank Trust National Association, as Trustee for the Bonds, by wire transfer to:

             U.S. Bank Trust National Association
             180 East Fifth Street
             St. Paul, Minnesota 55101
             ABA No. ____________________________
             Account No._________________________
             Attention: _________________________

      IN WITNESS WHEREOF, the Letter of Credit Custodian has executed and delivered this Certificate as of the ________ day of__________________

                                        Bank One, Colorado, N.A.,
                                        as Letter of Credit Custodian


                                        By _____________________________________

                                        Name ___________________________________
                                        Title __________________________________

             [Interest portion of purchase price of tendered Bonds]

                                    EXHIBIT B

                           CERTIFICATE FOR "B DRAWING"

Re:    First Union National Bank
       Letter of Credit No. SM415468C
       Dated: January 5, 2001

      The undersigned, a duly authorized officer of Bank One, Colorado, N.A. (the "Letter of Credit Custodian"), hereby certifies to First Union National Bank (the "Bank"), with reference to the Letter of Credit identified above, issued by the Bank in favor of the Letter of Credit Custodian, that:

      (1) The Letter of Credit Custodian is the Letter of Credit Custodian, under the Indenture, as defined in the Letter of Credit.

      (2) Pursuant to Section 13.02 of the Indenture, the Letter of Credit Custodian is drawing the amount of $________________________ the Letter of Credit with respect to payment of the portion of the purchase price of the "Bonds" (as defined in the Letter of Credit) to be tendered or deemed tendered pursuant to Sections [2.02 or 4.01] and 4.04 of the Indenture equal to the amount of accrued and unpaid interest on such Bonds on the Business Day following the date hereof.

      (3) The amount of the sight draft accompanying this Certificate does not exceed the amount of such interest portion of purchase price that is due and payable on the Business Day following the date hereof.

      (4) The amount of the sight draft accompanying this Certificate does not exceed $90,683.00, which is the amount available on the date hereof to be drawn under the Letter of Credit in respect of B Drawings.

      (5) The amount of the sight draft accompanying this Certificate does not exceed the amount permitted to be drawn under the Letter of Credit in accordance with the Letter of Credit and the Indenture.

      (6) The amount of the sight draft accompanying this Certificate should be paid to U.S. Bank Trust National Association, as Trustee for the Bonds, by wire transfer to:

             U.S. Bank Trust National Association
             180 East Fifth Street
             St. Paul, Minnesota 55101
             ABA No. _____________________________
             Account No. _________________________
             Attention: __________________________

      IN WITNESS WHEREOF, the Letter of Credit Custodian has executed and delivered this Certificate as of the _____ day of__________________, __________.

                                        BANK ONE, COLORADO, N.A.,
                                        as Letter of Credit Custodian


                                        By _____________________________________

                                        Name ___________________________________
                                        Title __________________________________

                                   [Principal]

                                    EXHIBIT C

                           CERTIFICATE FOR "C DRAWING"

Re:    First Union National Bank
       Letter of Credit No. 5M415468C
       Dated:January 5, 2001

      The undersigned, a duly authorized officer of Bank One, Colorado, N.A. (the "Letter of Credit Custodian"), hereby certifies to First Union National Bank (the "Bank"), with reference to the Letter of Credit identified above, issued by the Bank in favor of the Letter of Credit Custodian, that:

      (1) The Letter of Credit Custodian is the Letter of Credit Custodian under the Indenture, as defined in the Letter of Credit.

      (2) Pursuant to Section 13.02 of the Indenture, the Letter of Credit Custodian is drawing the amount of $ _____________ under the Letter of Credit with respect to payment of principal of the Bonds, as defined in the Letter of Credit, at [the stated maturity of the Bonds] [the acceleration of the Bonds as provided in Section 7.02 of the Indenture] [the redemption of the Bonds as described in Section [3.01, 3.02 or 3.03] of the Indenture].

      (3) The amount of the sight draft accompanying this Certificate does not exceed the sum of the principal amount of the Bonds which is due and payable on the Bonds or is to become due and payable on the Business Day, as defined in the Letter of Credit, subsequent to the delivery of this Certificate.

      (4) The amount of the sight draft accompanying this Certificate, does not exceed $5,900,000.00 which is the amount available on the date hereof to be drawn under the Letter of Credit in respect of C Drawings.

      (5) The amount of the sight draft accompanying this Certificate does not exceed the amount permitted to be drawn under the Letter of Credit in accordance with the Letter of Credit and the Indenture.

      (6) The amount of the sight draft accompanying this Certificate should be paid to U.S. Bank Trust National Association, as Trustee for the Bonds, by wire transfer to:

             U.S. Bank Trust National Association
             180 East Fifth Street
             St. Paul, Minnesota 55101
             ABA No. _____________________________
             Account No.__________________________
             Attention:___________________________

      IN WITNESS WHEREOF, the Letter of Credit Custodian has executed and delivered this Certificate as of the ___ day of___________________, ___________.

                                        BANK ONE, COLORADO, N.A.,
                                        as Letter of Credit Custodian


                                        By _____________________________________

                                        Name ___________________________________
                                        Title __________________________________

                                   [Interest]

                                    EXHIBIT D

                           CERTIFICATE FOR "D DRAWING"

Re:    First Union National Bank
       Letter of Credit No. SM415468C
       Dated:January 5, 2001

      The undersigned, a duly authorized officer of Bank One, Colorado, N.A. (the "Letter of Credit Custodian"), hereby certifies to First Union National Bank (the "Bank"), with reference to the Letter of Credit identified above, issued by the Bank in favor of the Letter of Credit Custodian, that:

      (1) The Letter of Credit Custodian is the Letter of Credit Custodian under the Indenture, as defined in the Letter of Credit.

      (2) Pursuant to Section 13.02 of the Indenture, the Letter of Credit Custodian is drawing the amount of $___________ under the Letter of Credit with respect to payment of interest on the Bonds, as defined in the Letter of Credit.

      (3) The amount of the sight draft accompanying this Certificate does not exceed the amount of interest on the Bonds which is due and payable on the Bonds or is to become due and payable on the Business Day, as defined in the Letter of Credit, subsequent to delivery of this Certificate.

      (4) The amount of the sight draft accompanying this Certificate does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of D Drawings.

      (5) The amount of the sight draft accompanying this Certificate does not exceed the amount permitted to be drawn under the Letter of Credit in accordance with the Letter of Credit and the Indenture.

      (6) The amount of the sight draft accompanying this Certificate should be paid to U.S. Bank Trust National Association, as Trustee for the Bonds, by wire transfer to:

             U.S. Bank Trust National Association
             180 East Fifth Street
             St. Paul. Minnesota 55101
             ABA No. ____________________________
             Account No._________________________
             Attention:__________________________

      IN WITNESS WHEREOF, the Letter of Credit Custodian has executed and delivered this Certificate as of the ___ day of

                                        BANK ONE, COLORADO, N.A.,
                                        as Letter of Credit Custodian


                                        By _____________________________________

                                        Name ___________________________________
                                        Title __________________________________

                                   [Principal]

                                    EXHIBIT E

                           CERTIFICATE FOR "E DRAWING"

Re:    First Union National Bank
       Letter of Credit No. SM415468C
       Dated:January 5, 2001

      The undersigned, a duly authorized officer of Bank One, Colorado, N.A. (the "Letter of Credit Custodian"), hereby certifies to First Union National Bank (the "Bank"), with reference to the Letter of Credit identified above, issued by the Bank in favor of the Letter of Credit Custodian, that:

      (1) The Letter of Credit Custodian is the Letter of Credit Custodian under the Indenture, as defined in the Letter of Credit.

      (2) Pursuant to Section 8.11 of the Indenture, the Letter of Credit Custodian is drawing the amount of $ _________________ under the Letter of Credit with respect to payment of fees of the Trustee.

      (3) The amount of the sight draft accompanying this Certificate does not exceed the amount of fees and expenses of the Trustee to become due and payable on the Business Day, as defined in the Letter of Credit, subsequent to the delivery of this Certificate.

      (4) The amount of the sight draft accompanying this Certificate, does not exceed $9,000.00 which is the amount available on the date hereof to be drawn under the Letter of Credit in respect of E Drawings.

      (5) The amount of the sight draft accompanying this Certificate does not exceed the amount permitted to be drawn under the Letter of Credit in accordance with the Letter of Credit and the Indenture.

      (6) The amount of the sight draft accompanying this Certificate should be paid to U.S. Bank Trust National Association, as Trustee for the Bonds, by wire transfer to:

             U.S. Bank Trust National Association
             180 East Fifth Street
             St. Paul, Minnesota 55101
             ABA No.______________________________
             Account No.__________________________
             Attention:___________________________

      IN WITNESS WHEREOF, the Letter of Credit Custodian has executed and delivered this Certificate as of the day of____________________________________, ______________________.

                                        BANK ONE, COLORADO. N.A.,
                                        as Letter of Credit Custodian


                                        By _____________________________________

                                        Name____________________________________
                                        Title___________________________________

                                    EXHIBIT F

                                   TERMINATION

Re:    First Union National Bank
       Letter of Credit No. SM415468C
       Dated:January 5, 2001

      The undersigned, a duly authorized officer of Bank One, Colorado, N.A. (the "Letter of Credit Custodian"), hereby certifies to First Union National Bank (the "Bank"), with reference to the Letter of Credit identified above, issued by the Bank in favor of the Letter of Credit Custodian, that the conditions set forth in the Indenture, as defined in the Letter of Credit, for the termination of the Letter of Credit have been satisfied.

      The Letter of Credit is being surrendered to you herewith for cancellation.

      IN WITNESS WHEREOF, the Letter of Credit Custodian has executed and delivered this Certificate as of the _______ day of_____________, _____________.

                                        BANK ONE, COLORADO, N.A.,
                                        as Letter of Credit Custodian


                                        By _____________________________________

                                        Name ___________________________________
                                        Title __________________________________

                                    EXHIBIT G

                    CERTIFICATE OF REDUCTION OF STATED AMOUNT

Re:    First Union National Bank
       Letter of Credit No. SM415468C
       Dated:January 5, 2001

      The undersigned, a duly authorized officer of Bank One, Colorado, N.A. (the "Letter of Credit Custodian"), hereby certifies to First Union National Bank (the "Bank"), with reference to the Letter of Credit identified above, issued by the Bank in favor of the Letter of Credit Custodian, that:

            (a) The Letter of Credit Custodian is the Letter of Credit Custodian under the Indenture, as defined in the Letter of Credit.

            (b) The Stated Amount available under the Letter of Credit shall be reduced to $___________ of which Stated Amount $___________________be available for A Drawings and C Drawings (as defined in the Letter of Credit),$________________ shall be available for B Drawings and D Drawings and $______________ shall be available for E Drawings (as defined in the Letter of Credit), subject to further reductions as provided under GENERAL CONDITIONS, paragraph 1 of the Letter of Credit.

            (c) The stated amount of the Letter of Credit after giving effect to the reduction hereby requested is not less than the Outstanding principal amount of the Bonds, plus 51 days' interest at the rate of 11% per annum.

            (d) The reduction of the amounts available under the Letter of Credit as described in paragraph (b) hereof shall be effective immediately upon your receipt of this Certificate.

      Terms used herein and not otherwise defined have the meanings given them in the Indenture.

      IN WITNESS WHEREOF, the Letter of Credit Custodian has executed and delivered this Certificate this _____ day of

                                        BANK ONE, COLORADO, N.A.,
                                        as Letter of Credit Custodian


                                        By _____________________________________

                                        Name____________________________________
                                        Title___________________________________

                                    EXHIBIT H

                              TRANSFER CERTIFICATE

First Union National Bank
8739 Research Drive, URP4
Charlotte, NC 28262

Attention: Standby Letter of Credit Department

Re:    First Union National Bank
       Letter of Credit No. SM415468C

Ladies and Gentlemen:

      For value received, the undersigned beneficiary hereby irrevocably transfers to:

             (Name of Transferee)
             (Address)

all rights of the undersigned beneficiary to draw under the above Letter of Credit in its entirety.

      By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred to the transferee and the transferee shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments, whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised direct to the transferee without necessity of any consent of or notice to the undersigned beneficiary.

      The Letter of Credit is returned herewith, and we ask you to endorse the transfer on the reverse of the Letter of Credit, and forward the Letter of Credit direct to the transferee with your customary notice of transfer.


SIGNATURE AUTHENTICATED                 Very truly yours.


___________________________________     BANK ONE, COLORADO, N.A.,
             (Bank)                     as Letter of Credit Custodian

___________________________________     Name ___________________________________

By ________________________________     Title __________________________________
  (Authorized Signature)
                                        Date ___________________________________

                                  [Rescission]

                                    EXHIBIT I

                      CERTIFICATE FOR RESCISSION OF DRAWING

Re:    First Union National Bank
       Letter of Credit No. SM415468C
       Dated:January 5, 2001

      The undersigned, a duly authorized officer of Bank One, Colorado, N.A. (the "Letter of Credit Custodian"), hereby certifies to U.S. Bank National Association (the "Bank"), with reference to the Letter of Credit identified above, issued by the Bank in favor of the Letter of Credit Custodian, that:

      (1) The Letter of Credit Custodian is the Letter of Credit Custodian under the Indenture, as defined in the Letter of Credit.

      (2) The Letter of Credit Custodian previously drew the amount of $________________ under the Letter of Credit as a drawing, by sight draft and drawing certificate, copies of which are attached hereto.

      (3) The Letter of Credit Custodian hereby rescinds and cancels the drawing described in paragraph 2 above, and directs that you not pay the amount thereof.

      (4) If this Certificate is being transmitted by telecopy, an executed original will be delivered to you by overnight mail, but our failure to deliver such executed original shall not affect the validity of this rescission and cancellation.

      IN WITNESS WHEREOF, the Letter of Credit Custodian has executed and delivered this Certificate as of the _________ of_____________, _______________.

                                        BANK ONE, COLORADO. N.A.,
                                          as Letter of Credit Custodian


                                        By _____________________________________

                                        Name ___________________________________
                                        Title __________________________________